UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of report (Date of earliest event reported): May 3, 2007
HANSEN MEDICAL, INC.
(Exact name of registrant as specified in charter)

Delaware	001-33151	14-1850535
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)
380 North Bernardo Avenue
Mountain View, California 94043
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (650) 404-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On May 3, 2007, Hansen Medical, Inc. issued a press release announcing that it received U.S. Food & Drug Administration clearance for commercialization of its Sensei™ Robotic Catheter System and Artisan™ Control Catheter to facilitate manipulation, positioning and control of mapping catheters during electrophysiology procedures.
     A copy of the press release is attached as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c)     Exhibits.

Exhibit
Number	Description

Exhibit 99.1	Press Release entitled “Hansen Medical Receives FDA Clearance for Commercialization of its First Generation Robotic Platform for Catheter Mapping Procedures,” dated May 3, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Hansen Medical, Inc. (Registrant)
Date: May 3, 2007	/s/ Steven M. Van Dick
Steven M. Van Dick
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

Exhibit 99.1	Press Release entitled “Hansen Medical Receives FDA Clearance for Commercialization of its First Generation Robotic Platform for Catheter Mapping Procedures,” dated May 3, 2007.